SCHEDULE 14A INFORMATION

                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                  OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. )
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                          Filed by the Registrant                     / X /
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                Filed by a Party other than the Registrant            /   /
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Check the appropriate box:
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/ X /    Preliminary Proxy Statement
- ----
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/   /    Preliminary Additional Materials
- ----
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/   /    Definitive Proxy Statement
- ----
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/   /    Definitive Additional Materials
- ----
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/   /    Soliciting Material Pursuant to Sec. 240.14a-11(e) or
- ----     Sec. 240.14a-12

                       PUTNAM NATURAL RESOURCES FUND
             (Name of Registrant as Specified In Its Charter)
                (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
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/ x /    $125 per Exchange Act Rules 0-11(c)(1)(ii),
- ----           14a-6(i)(1), or 14a-6(i)(2).
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/   /    $500 per each party to the controversy pursuant
- ----          to Exchange Act Rule 14a-6(i)(3).
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/   /    Fee computed on table below per Exchange Act Rules
- ----          14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which
              transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
              0-11:

         (4)  Proposed maximum aggregate value of transaction:

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/   /    Check box if any part of the fee is offset as provided
- ----          by Exchange Act Rule 0-11(a)(2) and identify the filing
         for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

                       (4)  Date Filed:
IMPORTANT INFORMATION
FOR SHAREHOLDERS IN
PUTNAM NATURAL RESOURCES FUND

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees'
recommendations on pages    5,6     and    7    .

We urge you to spend a couple of minutes with the proxy statement, fill out your proxy card, and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money.

We want to know how you would like to vote and welcome your comments. Please take a few moments with these materials and return your proxy to us.

                        (PUTNAM LOGO APPEARS HERE)
                          BOSTON * LONDON * TOKYO

Table of contents

A Message from the Chairman. . . . . . . . . . . . . . . . . . . . . . . .

Notice of Shareholder Meeting. . . . . . . . . . . . . . . . . . . . . . .

Trustees' Recommendations. . . . . . . . . . . . . . . . . . . . . . . . .


Proxy card enclosed























If you have any questions, please contact us at the special toll-free number we have set up for you (1-800-225-1581) or call your financial adviser.

A Message from the Chairman

(Photograph of George Putnam appears here)

Dear Shareholder:

I am writing to you to ask for your vote on important questions that affect your investment in your fund. While you are, of course, welcome to join us at your fund's meeting, most shareholders cast their vote by filling out and signing the enclosed proxy. We are asking for your vote on the following matters:

1.  Electing Trustees to oversee your fund;

2. Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year; and

3. Approving a number of changes to your fund's fundamental investment restrictions, including the elimination of certain of these restrictions.

Although we would like very much to have each shareholder attend their fund's meeting, we realize this is not possible. Whether or not you plan to be present, we need your vote. We urge you to complete, sign, and return the enclosed proxy card promptly. A postage-paid envelope is enclosed.

I'm sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don't.
When shareholders don't return their proxies, their fund may have to incur the expense of follow-up solicitations. All shareholders benefit from the speedy return of proxies.

Your vote is important to us. We appreciate the time and consideration that I am sure you will give this important matter.
If you have questions about the proposals, contact your financial adviser or call a Putnam customer service representative at 1-800-225-1581.

                             Sincerely yours,

                             (signature of George Putnam)
                             George Putnam, Chairman

PUTNAM NATURAL RESOURCES FUND
Notice of a Meeting of Shareholders


This is the formal agenda for your fund's shareholder meeting.
It tells you what matters will be voted on and the time and place of the meeting, if you can attend in person.

To the Shareholders of Putnam Natural Resources Fund:

A Meeting of Shareholders of your fund will be held on July 31, 1996 at 2:00 p.m., Boston time, on the eighth floor of One Post
Office Square, Boston, Massachusetts, to consider the following:

1.   Electing Trustees. See page    8    .

2.   Ratifying the selection by the Trustees of the independent auditors of your fund for its current fiscal year.  See
     page    25    .

3.A. Approving an amendment to the fund's fundamental investment restriction with respect to diversification of investments.
     See page    25    .

3.B. Approving an amendment to the fund's fundamental investment restriction with respect to investments in the securities of
     a single issuer.  See page    27    .

3.C. Approving an amendment to the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities
     loans.  See page    28    .

3.D. Approving an amendment to the fund's fundamental investment restriction with respect to investments in real estate.  See
     page    30    .

3.E. Approving an amendment to the fund's fundamental investment restriction with respect to investments in commodities or
     commodity contracts.  See page    32    .

3.F. Approving an amendment to the fund's fundamental investment restriction with respect to concentration of its assets.
     See page    34    .

   3.G.   Approving an amendment to the fund's fundamental
investment     restriction with respect to underwriting. See page
36.

   3.H         Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in issuers that have been in operation
               for less than three years.  See page    37    .

   3.I    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in securities of issuers in which
               management of the fund or Putnam Investment
               Management, Inc. owns securities.  See page
                  38    .

   3.J    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               margin transactions. See page    40    .

   3.K    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               short sales.  See page    42    .

   3.L    .    Approving the elimination of the fund's
fundamental         investment restriction with respect to
                    options transactions. See page    43    .

   3.M    .    Approving the elimination of the fund's
               fundamental investment restriction which limits
               the fund's ability to pledge assets.  See page
                  45    .

   3.N    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in restricted securities.  See page
                  47    .

   3.O    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in warrants.  See page    49    .

   3.P    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
                  investments in     certain oil, gas, and
               mineral interests.  See page    50    .

   3.Q    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               investments in other investment companies.  See
               page    52    .

   3.R    .    Approving the elimination of the fund's
               fundamental investment restriction with respect to
               participating in trading accounts.  See page
                  54    .

4. Transacting other business as may properly come before the meeting.


By the Trustees

George Putnam, Chairman
William F. Pounds, Vice Chairman

Jameson A. Baxter                   Robert E. Patterson
Hans H. Estin                       Donald S. Perkins
John A. Hill                        George Putnam, III
Ronald J. Jackson                   Eli Shapiro
Elizabeth T. Kennan                 A.J.C. Smith
Lawrence J. Lasser                  W. Nicholas Thorndike

WE URGE YOU TO MARK, SIGN, DATE, AND MAIL THE ENCLOSED PROXY IN
THE POSTAGE-PAID ENVELOPE PROVIDED SO YOU WILL BE REPRESENTED AT
THE MEETING.

   June 6    , 1996

Proxy Statement

This document will give you the information you need to vote on the matters listed on the previous page. Much of the information in the proxy statement is required under rules of the Securities
and Exchange Commission           ("SEC")    ; some of it is
technical. If there is anything you don't understand, please contact us at our special toll-free number, 1-800-225-1581, or call your financial adviser.

Who is asking for my vote?

The enclosed proxy is solicited by the Trustees of Putnam Natural Resources Fund for use at the Meeting of Shareholders of the fund to be held on July 31, 1996, and, if your fund's meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Meeting (see previous page).

How do your fund's Trustees recommend that shareholders vote on these proposals?

The Trustees recommend that you vote

1.   For the election of all nominees;

2. For selecting Price Waterhouse as the independent auditors of your fund;

3.A. For amending the fund's fundamental investment restriction with respect to diversification of investments;

3.B. For amending the fund's fundamental investment restriction with respect to investments in the securities of a single issuer;

3.C. For amending the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans;

3.D. For amending the fund's fundamental investment restriction with respect to investments in real estate;

3.E. For amending the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts;

3.F. For amending the fund's fundamental investment restriction with respect to concentration of its assets;

   3.G. For amending to the fund's fundamental investment restriction with respect to underwriting;


   3.H    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in issuers that have been in operation for less than three years;

   3.I    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities;

   3.J    .    For eliminating the fund's fundamental investment
               restriction with respect to margin transactions;

   3.K    .    For eliminating the fund's fundamental investment
               restriction with respect to short sales;

   3.L    .    For eliminating the fund's fundamental investment
          restriction with respect to options transactions;

   3.M    .    For eliminating the fund's fundamental investment
               restriction which limits the fund's ability to pledge assets;

   3.N    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in restricted securities;

   3.O    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in warrants;

   3.P    .    For eliminating the fund's fundamental investment
               restriction with respect to    investments in
               certain oil, gas, and mineral interests;

   3.Q    .    For eliminating the fund's fundamental investment
               restriction with respect to investments in other investment companies; and

   3.R    .    For eliminating the fund's fundamental investment
               restriction with respect to participating in trading accounts.


Who is eligible to vote?

Shareholders of record at the close of business on May 3, 1996, are entitled to be present and to vote at the meeting or any adjourned meeting. The Notice of Meeting, the proxy, and the Proxy Statement have been mailed to shareholders of record on or
about    June 10    , 1996.

Each share is entitled to one vote. Shares represented by duly executed proxies will be voted in accordance with shareholders' instructions. If you sign the proxy, but don't fill in a vote, your shares will be voted in accordance with the Trustees' recommendations. If any other business is brought before the meeting, your shares will be voted at the Trustees' discretion.

The Proposals

I.   ELECTION OF TRUSTEES

Who are the nominees for Trustees?

The Nominating Committee of the Trustees recommends that the number of Trustees be fixed at fourteen and that you vote for the election of the nominees described below. Each nominee is currently a Trustee of your fund and of the other Putnam funds.

The Nominating Committee of the Trustees consists solely of Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of your fund or of Putnam Investment Management, Inc., your fund's investment manager ("Putnam Management").


Jameson Adkins Baxter
[Insert Picture]

Ms. Baxter, age 52, is the President of Baxter Associates, Inc., a management and financial consulting firm which she founded in 1986. During that time, she was also a Vice President and Principal of the Regency Group, Inc., and a Consultant to First Boston Corporation, both of which are investment banking firms. From 1965 to 1986, Ms. Baxter held various positions in investment banking and corporate finance at First Boston.

Ms. Baxter currently also serves as a Director of Banta Corporation, Avondale Federal Savings Bank, and ASHTA Chemicals, Inc. She is also the Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having previously served as Chairman for five years and as a Board member for thirteen years; an Honorary Trustee and past President of the Board of Trustees of the Emma Willard School; and Chair of the Board of Governors of Good Shepherd Hospital. Ms. Baxter is a graduate of Mount Holyoke College.


Hans H. Estin
[Insert Picture]

Mr. Estin, age 67, is a Chartered Financial Analyst and the Vice Chairman of North American Management Corp., a registered investment adviser serving individual clients and their families. Mr. Estin currently also serves as a Director of The Boston Company, Inc., a registered investment adviser which provides administrative and investment management services to mutual funds and other institutional investors, and Boston Safe Deposit and Trust Company; a Corporation Member of Massachusetts General Hospital; and a Trustee of New England Aquarium. He previously served as the Chairman of the Board of Trustees of Boston University and is currently active in various other civic associations, including the Boys & Girls Clubs of Boston, Inc. Mr. Estin is a graduate of Harvard College and holds honorary doctorates from Merrimack College and Boston University.


John A. Hill
[Insert Picture]

Mr. Hill, age 54, is the Chairman and Managing Director of First
Reserve Corporation, a registered investment adviser investing in companies in the world-wide energy industry on behalf of institutional investors.

Prior to acquiring First Reserve in 1983, Mr. Hill held executive positions with several investment advisory firms and held various positions with the Federal government, including Associate
Director of the Office of Management and Budget and Deputy
Administrator of the Federal Energy Administration.

Mr. Hill currently also serves as a Director of Snyder Oil Corporation, an exploration and production company which he founded, Maverick Tube Corporation, a manufacturer of structural steel, pipe and well casings, PetroCorp Incorporated, an exploration and production company, Weatherford Enterra, Inc., an oil field service company, various private companies controlled by First Reserve Corporation, and various First Reserve Funds.
He is also a Member of the Board of Advisors of Fund Directions. He is currently active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill is a graduate of Southern Methodist University.


Ronald J. Jackson
[Insert Picture]

Mr. Jackson, age 52, was Chairman of the Board, President and Chief Executive Officer of Fisher-Price, Inc., a major toy manufacturer, from 1990 to 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc., a manufacturer and distributor of footwear, from 1989 to 1990, and as President and Chief Executive Officer of Kenner Parker Toys,
Inc., a major    toy     and    game     manufacturer, from 1985
to 1987. Prior to that, he held various financial and marketing positions at General Mills, Inc. from 1966 to 1985, including Vice President, Controller and Vice President of Marketing for Parker Brothers, a toy and game company, and President of Talbot's, a retailer and direct marketer of women's apparel.

Mr. Jackson currently serves as a Trustee of Salem Hospital and an Overseer of the Peabody Essex Museum. He previously served as a Director of a number of public companies including Fisher-
Price, Inc., Kenner Parker Toys, Inc.,     Stride-Rite, Inc.
and Mattel, Inc., major toy manufacturers       .  Mr. Jackson is
a graduate of Michigan State University Business School.


Elizabeth T. Kennan
[Insert Picture]

Ms. Kennan, age 58, is President Emeritus and Professor of Mount Holyoke College. From 1978 through June 1995, she was President of Mount Holyoke College. From 1966 to 1978, she was on the faculty of Catholic University, where she taught history and published numerous articles.

Ms. Kennan currently also serves as a Director of NYNEX Corporation, a telecommunications company, Northeast Utilities,
the Kentucky Home Life Insurance Companies, and Talbots       .
She also serves as a Member of The Folger Shakespeare Library Committee. She is currently active in various educational and civic associations, including the Committee on Economic Development and the Council on Foreign Relations. Ms. Kennan is a graduate of Mount Holyoke College, the University of Washington and St. Hilda College at Oxford University and holds several honorary doctorates.


Lawrence J. Lasser*
[Insert Picture]

Mr. Lasser, age 53, is the Vice President of your fund and the other Putnam funds. He has been the President, Chief Executive Officer and a Director of Putnam Investments, Inc. and Putnam Management since 1985, having begun his career there in 1969.

Mr. Lasser currently also serves as a Director of Marsh & McLennan Companies, Inc., the parent company of Putnam Management, and INROADS/Central New England, Inc., a job market internship program for minority high school and college students. He is a Member of the Board of Overseers of the Museum of Science, the Museum of Fine Arts and the Isabella Stewart Gardner Museum in Boston. He is also a Trustee of the Beth Israel Hospital and Buckingham, Browne and Nichols School. Mr. Lasser is a graduate of Antioch College and Harvard Business School.


Robert E. Patterson
[Insert Picture]

Mr. Patterson, age 51, is the Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership, a registered investment adviser which manages real estate investments for institutional investors. Prior to 1990, he was the Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc., the predecessor company of Cabot Partners. Prior to that, he was a Senior Vice President of the Beal Companies, a real estate management, investment and development company. He has also worked as an attorney and held various positions in state government, including the founding Executive Director of the Massachusetts Industrial Finance Agency.

Mr. Patterson currently also serves as Chairman of the Joslin
Diabetes Center and as a Director of Brandywine Trust Company.
Mr. Patterson is a graduate of Harvard College and Harvard Law
School.


Donald S. Perkins*
[Insert Picture]

Mr. Perkins, age 69, is the retired Chairman of the Board of Jewel Companies, Inc., a diversified retailer, where among other roles he served as President, Chief Executive Officer and Chairman of the Board from 1965 to 1980. He currently also serves as a Director of various other public corporations, including AON Corp., an insurance company, Cummins Engine Company, Inc., an engine and power generator equipment manufacturer and assembler, Current Assets L.L.C., a corporation providing financial staffing services, Illinova and Illinois Power Co., Inland Steel Industries, Inc., LaSalle Street Fund, Inc., a real estate investment trust, Lucent Technologies Inc., Springs Industries, Inc., a textile manufacturer, and Time Warner, Inc., one of the nation's largest media conglomerates. He previously served as a director of several other major public corporations, including Corning Glass Works, Eastman Kodak Company, Firestone Tire & Rubber Company and Kmart Corporation.

Mr. Perkins currently also serves as a Trustee and Vice Chairman of Northwestern University and as a Trustee of the Hospital Research and Education Trust. He is currently active in various civic and business associations, including the Business Council and the Civic Committee of the Commercial Club of Chicago, of which he is the founding Chairman. Mr. Perkins is a graduate of Yale University and Harvard Business School and holds an honorary doctorate from Loyola University of Chicago.


William F. Pounds
[Insert Picture]

Dr. Pounds, age 68, is the Vice Chairman of your fund and of the other Putnam funds. He has been a Professor of Management at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology since 1961 and served as Dean of that School from 1966 to 1980. He previously served as Senior Advisor to the Rockefeller Family and Associates and was a past Chairman of Rockefeller & Co., Inc., a registered investment adviser which manages Rockefeller family assets, and Rockefeller Trust Company.

Dr. Pounds currently also serves as a Director of IDEXX Laboratories, Inc., EG&G, Inc., Perseptive Biosystems, Inc., Management Sciences For Health, Inc. and Sun Company, Inc. He is also a Trustee of the Museum of Fine Arts in Boston; an Overseer of WGBH Educational Foundation, and a Fellow of The American Academy of Arts and Sciences. He previously served as a director of Fisher-Price, Inc., a major toy manufacturer and General Mills, Inc., a major manufacturer and distributor of food products. Dr. Pounds is a graduate of Carnegie Mellon University.

George Putnam*
[Insert Picture]

Mr. Putnam, age 69, is the Chairman and President of your fund and of the other Putnam funds. He is the Chairman and a Director of Putnam Management and Putnam Mutual Funds Corp. and a director of Marsh & McLennan, their parent company. Mr. Putnam is the son of the founder of the Putnam funds and Putnam Management and has been employed in various capacities by Putnam Management since 1951, including Chief Executive Officer from 1961 to 1973. He is a former Overseer and Treasurer of Harvard University; a past Chairman of the Harvard Management Company; and a Trustee Emeritus of Wellesley College and Bradford College.

Mr. Putnam currently also serves as a Director of The Boston Company, Inc., Boston Safe Deposit and Trust Company, Freeport-McMoRan, Inc., Freeport Copper and Gold, Inc., McMoRan Oil and Gas, Inc., mining and natural resources companies, General Mills, Inc., a major manufacturer of food products, Houghton Mifflin Company, a major publishing company, and Rockefeller Group, Inc., a real estate manager. He is also a Trustee of Massachusetts General Hospital, McLean Hospital, Vincent Memorial Hospital, WGBH Educational Foundation and the Museum of Fine Arts and the Museum of Science in Boston; the New England Aquarium; an Overseer of Northeastern University; and a Fellow of The American Academy of Arts and Sciences. Mr. Putnam is a graduate of Harvard College and Harvard Business School and holds honorary doctorates from Bates College and Harvard University.


George Putnam, III*
[Insert Picture]

Mr. Putnam, age 44, is the President of New Generation Research, Inc., a publisher of financial advisory and other research services relating to bankrupt and distressed companies, and New Generation Advisers, Inc., a registered investment adviser which provides advice to private funds specializing in investments in such companies. Prior to founding New Generation in 1985, Mr. Putnam was an attorney with the Philadelphia law firm Dechert Price & Rhoads.

Mr. Putnam currently also serves as a Director of the Massachusetts Audubon Society. He is also a Trustee of the Sea Education Association and St. Mark's School and an Overseer of the New England Medical Center. Mr. Putnam is a graduate of Harvard College, Harvard Business School and Harvard Law School.


Eli Shapiro
[Insert Picture]

Dr. Shapiro, age 79, is the Alfred P. Sloan Professor of Management, Emeritus at the Alfred P. Sloan School of Management at the Massachusetts Institute of Technology, having served on the faculty of the Sloan School for eighteen years. He previously was also on the faculty of Harvard Business School, The University of Chicago School of Business and Brooklyn College. During his academic career, Dr. Shapiro authored numerous publications concerning finance and related topics. He previously served as the President and Chief Executive of the National Bureau of Economic Research and also provided economic and financial consulting services to various clients.

Dr. Shapiro is a past Director of many companies, including Nomura Dividend Income Fund, Inc., a privately held registered investment company managed by Putnam Management, Reece Corporation, a sewing machine manufacturer, Commonwealth Mortgage, Dexter Corporation, a manufacturer of plastics and related products, Avis Corporation, a car rental company, Connecticut Bank and Trust Company, Connecticut National Gas Corporation, the Federal Home Loan Bank of Boston, where he served as Chairman from 1977 to 1989, Travelers' Corporation, an insurance company, and Norlin Corporation, a musical instrument manufacturer; and a past Trustee of Mount Holyoke College and the Putnam funds (from 1984 to 1989).

Dr. Shapiro is a Fellow of The American Academy of Arts and Sciences and is active in various professional and civic associations, including the American Economic Association, the American Finance Association and the Council on Foreign Relations. Dr. Shapiro is a graduate of Brooklyn College and Columbia University.


A.J.C. Smith*
[Insert Picture]

Mr. Smith, age 62, is the Chairman and Chief Executive Officer of Marsh & McLennan Companies, Inc. He has been employed by Marsh & McLennan and related companies in various capacities since 1961. Mr. Smith is a Director of the Trident Corp., and he also serves as a Trustee of the Carnegie Hall Society, the Central Park Conservancy, The American Institute for Chartered Property Underwriters, and is a Founder of the Museum of Scotland Society. He was educated in Scotland and is a Fellow of the Faculty of Actuaries in Edinburgh, a Fellow of the Canadian Institute of Actuaries, a Fellow of the Conference of Actuaries in Public Practice, an Associate of the Society of Actuaries, a Member of the American Academy of Actuaries, the International Actuarial Association and the International Association of Consulting Actuaries.


W. Nicholas Thorndike**
[Insert Picture]

Mr. Thorndike, age 63, serves as a Director of various corporations and charitable organizations, including Data General Corporation, a computer and high technology company, Bradley Real Estate, Inc., a real estate investment firm, Providence Journal Co., a newspaper publisher and owner of television stations, and Courier Corporation, a book binding and printing company. He is also a Trustee of Eastern Utilities Associates, Massachusetts General Hospital, where he previously served as chairman and president, and Northeastern University.

Prior to December 1988, he was the Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis, a registered investment adviser which manages mutual funds and institutional assets. He also previously served as a Trustee of the Wellington Group of Funds (now The Vanguard Group) and was the Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.


- ----------------------------

* Nominees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of your fund, Putnam Management, and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"), the principal underwriter for all the open-end Putnam funds and an affiliate of Putnam Management. Messrs. Putnam, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of your fund, or directors of Putnam Management, Putnam Mutual Funds, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and Putnam Mutual Funds. Mr. George Putnam, III, Mr. Putnam's son, is also an "interested person" of your fund, Putnam Management, and Putnam Mutual Funds. Mr. Perkins may be deemed to be an "interested person" of your fund because of his service as a director of a certain publicly held company that includes registered broker-dealer firms among its subsidiaries. Neither your fund nor any of the other Putnam funds currently engages in any transactions with such firms except that certain of such firms act as dealers in the retail sale of shares of certain Putnam funds in the ordinary course of their business. The balance of the nominees are not "interested persons."

** In February 1994, Mr. Thorndike accepted appointment as a successor trustee of certain private trusts in which he has no beneficial interest. At that time he also became Chairman of the Board of two privately owned corporations controlled by such trusts, serving in that capacity until October 1994. These corporations filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 1994.

Except as indicated above, the principal occupations and business experience of the nominees for the last five years have been with the employers indicated, although in some cases they have held different positions with those employers. Except for Dr. Shapiro, Ms. Baxter and Mr. Jackson, all the nominees were elected by the shareholders in July, 1992. Ms. Baxter, Dr. Shapiro and Mr. Jackson were elected by the other Trustees in January 1994, April 1995 and May 1996, respectively. As indicated above, Dr. Shapiro also previously served as a Trustee of the Putnam funds from 1984 to 1989. The 14 nominees for election as Trustees at the shareholder meeting of your fund who receive the greatest number of votes will be elected Trustees of your fund. The Trustees serve until their successors are elected and qualified. Each of the nominees has agreed to serve as a Trustee if elected. If any of the nominees is unavailable for election at the time of the meeting, which is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may recommend that the shareholders fix the number of Trustees at less than 14 for your fund.

What are the Trustees' responsibilities?

Your fund's Trustees are responsible for the general oversight of your fund's business and for assuring that your fund is managed in the best interests of its shareholders. The Trustees periodically review your fund's investment performance as well as the quality of other services provided to your fund and its shareholders by Putnam Management and its affiliates, including administration, custody, distribution and investor servicing. At least annually, the Trustees review the fees paid to Putnam Management and its affiliates for these services and the overall level of your fund's operating expenses. In carrying out these responsibilities, the Trustees are assisted by an independent administrative staff and by your fund's auditors and legal counsel, which are selected by the Trustees and are independent of Putnam Management and its affiliates.

Do the Trustees have a stake in your fund?

The Trustees believe it is important that each Trustee have a significant investment in the Putnam funds. The Trustees allocate their investments among the more than 99 Putnam funds based on their own investment needs. The Trustees' aggregate investments in the Putnam funds total over $53 million. The table below lists each Trustee's current investments in the fund and in the Putnam funds as a group.
                                             Share Ownership by Trustees

                    Year first                              Number of
                    elected as          Number of           shares of
                    Trustee of          shares of the       all Putnam
                    the Putnam          fund owned          funds owned
Trustees+           funds               as of 4/25/96*      as of 4/25/96**

- ------------------------------------------------------------------------------

Jameson A. Baxter        1994                       207          23,765
Hans H. Estin            1972                       534          25,936
John A. Hill             1985                     3,911         115,153
Elizabeth T. Kennan      1992                       337          19,185
Lawrence J. Lasser       1992                       138         326,967
Robert E. Patterson      1984                       559          59,586
Donald S. Perkins        1982                     4,494         169,328
William F. Pounds        1971                       159         347,322
George Putnam            1957                    14,738       1,504,490
George Putnam, III       1984                     1,032         286,696
Eli Shapiro              1995***                     --          80,030
A.J.C. Smith             1986                       169          34,255
W. Nicholas Thorndike    1992                       142          78,943
- ----------------------------------------------------------------------------
+ Mr. Jackson became a Trustee of the fund effective May 3, 1996 and does not own any
     shares of the fund   or of the other Putnam funds.

*    Each     Trustee has sole investment power and sole voting power with respect to his
     or her shares of the fund.

**   These holdings do not include shares of Putnam money market funds.

*** Dr. Shapiro previously served as a Trustee of the Putnam funds from 1984 to 1989.

As of April 25, 1996, the Trustees and officers of the fund owned a total of
   28,069     shares of the fund, comprising less than 1% of its
outstanding shares on that date. A total of 1,649 of these shares are held by certain "interested" Trustees and officers of your fund and Putnam Management in their Putnam Investments, Inc. Profit Sharing Retirement Plan accounts. Each individual accountholder has sole investment power and shared voting power with respect to his/her account.

What are some of the ways in which the Trustees represent shareholder interests?

The Trustees believe that, as substantial investors in the Putnam funds, their interests are closely aligned with those of individual shareholders. Among other ways, the Trustees seek to represent shareholder interests:

          by carefully reviewing your fund's investment performance on an individual basis with your fund's managers;

          by also carefully reviewing the quality of the various other services provided to the funds and their shareholders by Putnam Management and its affiliates;

          by discussing with senior management of Putnam
          Management steps being taken to address any performance deficiencies;

          by reviewing the fees paid to Putnam Management to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing Putnam Management sufficient resources to continue to provide high quality services in the future;

          by monitoring potential conflicts between the funds and Putnam Management and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders;

          by also monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.


How often do the Trustees meet?

The Trustees meet each month (except August) over a two-day period to review the operations of your fund and of the other Putnam funds. A portion of these meetings is devoted to meetings of various Committees of the board which focus on particular matters. These include: the Contract Committee, which reviews all contractual arrangements with Putnam Management and its affiliates; the Communication and Service Committee, which reviews the quality of services provided by your fund's investor servicing agent, custodian and distributor; the Pricing, Brokerage and Special Investments Committee, which reviews matters relating to valuation of securities, best execution, brokerage costs and allocations and new investment techniques; the Audit Committee, which reviews accounting policies and the adequacy of internal controls and supervises the engagement of the funds' auditors; the Compensation, Administration and Legal Affairs Committee, which reviews the compensation of the Trustees and their administrative staff and supervises the engagement of the funds' independent counsel; and the Nominating Committee, which is responsible for selecting nominees for election as Trustees.

Each Trustee generally attends at least two formal committee meetings during such monthly meeting of the Trustees. During 1995, the average Trustee participated in approximately 40 committee and board meetings. In addition, the Trustees meet in small groups with Chief Investment Officers and Portfolio Managers to review recent performance and the current investment climate for selected funds. These meetings ensure that each fund's performance is reviewed in detail at least twice a year. The Contract Committee typically meets on several additional occasions during the year to carry out its responsibilities. Other Committees, including an Executive Committee, may also meet on special occasions as the need arises.

What are the Trustees paid for their services?

Your fund pays each Trustee a fee for his or her services. Each Trustee also receives fees for serving as Trustee of the other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes. The fees paid to each Trustee by your fund and by all of the Putnam funds are shown below:

COMPENSATION TABLE

                                                        Total
                                Aggregate        compensation
                             compensation            from all
Trustees                   from the fund*      Putnam funds**
- --------------------------------------------------------------
Jameson A. Baxter                $1,021           $150,854
Hans H. Estin                     1,021            150,854
John A. Hill***                   1,015        149,854
        Elizabeth T. Kennan       1,009            148,854
Lawrence J. Lasser                1,021            150,854
Robert E. Patterson               1,034            152,854
Donald S. Perkins                 1,021            150,854
William F. Pounds                 1,027            149,854
George Putnam                     1,021            150,854
George Putnam, III                1,021            150,854
Eli Shapiro****                     334             95,372
A.J.C. Smith                      1,007            149,854
W. Nicholas Thorndike             1,034            152,854

+ Ronald J. Jackson became a Trustee of the fund effective May 3, 1996 and has received no compensation from the fund or the other Putnam funds.
*           Includes an annual retainer and an attendance fee for
    each meeting attended.
** Reflects total payments received from all Putnam funds in the most recent calendar year. As of December 31, 1995, there were 99 funds in the Putnam family.
*** Includes amounts of compensation deferred pursuant to a Trustee
    Compensation Deferral Plan. The total amount of deferred compensation payable to Mr. Hill by all Putnam funds as of
       December     31, 1995 was    $51,141    , including income
    earned on such amounts.
         ****     Elected as a Trustee in April 1995.

Your fund's Trustees have approved Retirement Guidelines for Trustees of the Putnam funds. These guidelines provide generally that a Trustee who retires after reaching age 72 and who has at least 10 years of continuous service will be eligible to receive a retirement benefit from each Putnam fund for which he or she served as a Trustee. The amount and form of such benefit is subject to determination annually by the Trustees and, unless otherwise determined by the Trustees, will be an annual cash benefit payable for life equal to one-half of the Trustee retainer fees paid by each fund at the time of retirement. Several retired Trustees are currently receiving benefits pursuant to the Guidelines and it is anticipated that the current Trustees will receive similar benefits upon their retirement. A Trustee who retired in calendar 1995 and was eligible to receive benefits under these Guidelines would have received an annual benefit of $66,749, based upon the aggregate retainer fees paid by the Putnam funds for such year. The Trustees reserve the right to amend or terminate such Guidelines and the related payments at any time, and may modify or waive the foregoing eligibility requirements when deemed appropriate.

For additional information about your fund, including further information about its Trustees and officers, please see "Further
Information About Your Fund," on page    58    .

Putnam Investments

Putnam Investment Management, Inc. and its affiliates, Putnam Mutual Funds, the principal underwriter for shares of your fund and Putnam Fiduciary Trust Company, your fund's investor servicing agent and custodian, are wholly owned by Putnam Investments, Inc., One Post Office Square, Boston, Massachusetts 02109, a holding company that is in turn wholly owned by Marsh & McLennan Companies, Inc., which has executive offices at 1166 Avenue of the Americas, New York, New York 10036. Marsh & McLennan Companies, Inc., and its operating subsidiaries are professional services firms with insurance and reinsurance brokering, consulting, and investment management businesses.

2.  SELECTION OF INDEPENDENT AUDITORS

Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts, independent accountants, has been selected by the Trustees as the auditor of your fund for the current fiscal year. Among the country's preeminent accounting firms, this firm also serves as the auditor for approximately half of the other funds in the Putnam family. It was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for these services.

A majority of the votes on the matter is necessary to ratify the selection of auditors. A representative of the independent auditors is expected to be present at the meeting to make statements and to respond to appropriate questions.

3.
  Proposals A-   R    .

As described in the following proposals, the Trustees are recommending that shareholders approve a number of changes to the fund's fundamental investment restrictions, including the elimination of certain restrictions. The purpose of these proposed changes is to increase the fund's investment flexibility and to bring the fund's policies more in line with those of many other Putnam funds. Several of these changes reflect the elimination of certain restrictive policies which were required at one time by various state securities authorities but which are no longer required under current regulations.

The adoption of any of these proposals is not contingent on the adoption of any other proposal.

3.A. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
    RESPECT TO DIVERSIFICATION OF INVESTMENTS

The Trustees are recommending that the fund's fundamental investment
restriction    with respect     to the diversification of its
investments be revised to reflect    the     current formulation
used by many other Putnam funds. The fund's current restriction states that the fund may not:

    "With respect to 75% of its total assets, invest more than 5% of its total assets in securities of any one issuer, other than the U.S. government, its agencies or instrumentalities."

The proposed amended fundamental investment restriction is set forth below.

    "The fund may not ...

    With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S.
    government or its agencies or instrumentalities."


   If the proposed change is approved, the fund will continue to be able to invest up to 25% of its assets in securities of any one issuer. The amended restriction would also continue to exclude from its limitations U.S. government securities, and would
clarify    ,
    consistent with the 1940 Act, that U.S. government securities include those securities guaranteed as to principal or interest by
the U.S. government or its agencies or instrumentalities       .

Required Vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.B.  AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
      RESPECT TO INVESTMENTS IN THE SECURITIES OF A SINGLE ISSUER

The Trustees are recommending that the fund's fundamental investment
restriction with respect to    investments     in the securities of
a single issuer be revised to grant the fund the maximum flexibility permitted under the 1940 Act. The 1940 Act prohibits a diversified fund such as the fund from investing, with respect to 75% of its total assets, in the securities of an issuer if as a result it would own more than 10% of the outstanding voting securities of that issuer. The fund's current investment restriction, which is more restrictive than the 1940 Act, states that the fund may not:

    "Buy more than 10% of the outstanding voting or other class of securities of any one issuer."

The Trustees propose replacing this fundamental investment restriction with the following fundamental restriction:

    "The fund may not ...

    With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer."

Putnam Management believes that limiting this restriction to voting
securities and 75% of the fund's    total     assets will enhance
   the fund's     investment flexibility.  Putnam Management has
advised the Trustees that the current restriction could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective.

The amendment removes all restrictions on the amount of a class of an issuer's securities that the fund may purchase, and enables the fund to purchase more than 10% of the voting securities of an issuer with respect to 25% of the fund's total assets.
To
 the extent the
fund individually or with other funds and accounts managed by Putnam Management or its affiliates owns all or a major portion of the outstanding securities of a particular issuer, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer the fund could find it more difficult to sell these securities when Putnam Management believes it advisable to do so, or may be able to sell the securities only at
prices    significantly     lower than if they were more widely
held. In addition, certain of the companies in which the fund may invest a greater portion of its assets following the amendment could have relatively small equity market capitalizations (e.g., under $1 billion). Such companies often have limited product lines, markets
or financial resources.     The securities of these companies
may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a
result,    these     securities of these companies may fluctuate in
value more than those of larger, more established companies.  Under
   ceratin     circumstances, it may also be more difficult to
determine the fair value of such securities for purposes of computing the fund's net asset value.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at
   the     meeting if more than 50% of the outstanding shares of the
fund are present at the meeting in person or by proxy.

3.C. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
     RESPECT TO MAKING LOANS THROUGH PURCHASES OF DEBT OBLIGATIONS, REPURCHASE AGREEMENTS AND SECURITIES LOANS

The Trustees are recommending that the fund's fundamental investment restriction with respect to making loans be revised to remove the asset limitations on the fund's ability to enter into repurchase agreements and securities loans and to reflect the current
formulation for    making loans through the purchase of     debt
securities used by many other Putnam funds. The current restriction states that the fund may not:

    "Lend any of its assets other than through (i) the purchase of notes, bonds, certificates of deposit, or other evidence of indebtedness of a type commonly distributed publicly or privately to financial institutions, (ii) cash deposits with banks, (iii) loans of portfolio securities which are fully collateralized, or
    (iv) execution of repurchase agreements."

The proposed amended fundamental investment restriction is set forth below.


    "The fund may not ...

    Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities
    ."


Following the amendment, the fund may, consistent with its investment objective and policies, purchase all types of debt obligations, whether or not issued to financial institutions, and enter into repurchase agreements and securities loans without limit.
The fund will continue to    be allowed     to make cash deposits
with banks, which are generally not considered    to be     loans.
Putnam Management believes that the increased investment flexibility could assist the fund in achieving its investment objective, because repurchase agreements and securities loans often offer opportunities for increased investment return.

When the fund enters into a repurchase agreement, it typically purchases a security for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the fund's cost plus interest. When the fund enters into a securities loan, it lends certain of its portfolio securities to broker-dealers or other parties and typically receives an interest payment in return. These transactions must be fully collateralized at all times, but involve some risk to the fund if the other party should default on its obligation. If the other party in these transactions should become involved in bankruptcy or insolvency proceedings, it is possible that the fund may be treated as an unsecured creditor and be required to return the underlying collateral to the other party's estate.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.D. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO INVESTMENTS IN REAL ESTATE


The

Trustees
 are recommending that the fund's fundamental investment
restriction    with respect     to investments in real estate
        be revised to grant the fund the maximum flexibility in light of current regulatory requirements. Although the fund is required to have a fundamental policy with respect to investments in real estate, the fund's current restriction is more restrictive than current state securities law requirements. For this reason, Putnam Management believes that the restriction should be amended to increase the fund's investment flexibility. The current restriction states that the fund may not:

    "Buy or sell any real estate, real estate mortgages, [commodities or commodity contracts.]"

The section of the restriction in brackets is proposed to be amended
by proposal    3.E    .

The proposed amended fundamental investment restriction is set forth below.


    "The fund may not ...

    Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein."

        The proposed amendment enables the fund to invest in a wide-range of real estate-related investments, including investments in companies which invest in real estate, securities which represent
interests in real estate and securities secured by real estate    or
interest therein    .  In addition, the fund would be able to own
real estate directly as a result of the exercise of its rights in
connection with debt obligations it owns.          In such cases,
the ability to acquire and dispose of real estate may serve to protect the fund during times where an issuer of debt securities is
otherwise unable to meet its obligations.    Putnam Management
believes that the enhanced flexibility could assist the fund in achieving its investment objective.

To the extent the fund holds real estate-related securities, it will be subject to the risks associated with the real estate market. These risks may include declines in the value of real estate, changes in general or local economic conditions, overbuilding, difficulty in completing construction, increased competition, changes in zoning laws, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will increase the costs of obtaining financing, which
may result in a decrease in the value of such investments.    In
addition, in order to enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value.


Required vote. Approval of these proposals require the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3E. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT TO INVESTMENTS IN COMMODITIES    OR COMMODITY CONTRACTS

The Trustees are recommending that the fund's fundamental investment
restriction    with respect to     investments in commodities    and
commodities contracts be revised to reflect the cuurent formulation
expected to be used for many other Putnam funds    .  The current
restriction states that the fund may not:

    "Buy or sell [any real estate, real estate mortgages,] commodities or commodity contracts."

The section of the restriction in brackets is proposed to be amended
by proposal    3.D    .

The proposed amended fundamental restriction is set forth below.

     "The fund may not ...

    Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial
    futures contracts and options   and may enter into foreign
    exchange contracts and other financial transactions not involving physical commodities."

Under the revised restriction    , the fund will be able to engage
in a variety of transactions involving the use of financial futures
and options    and foreign currencies, as well as various other
financial transactions which do not involve physical
commodities    .  Putnam Management believes    this     enhanced
investment flexibility could assist the fund in achieving its
investment objective,    in part     because such strategies often
offer opportunities for hedging and increased investment return.
The    addition of financial transactions not involving physical
commodities is intended to give the fund maximum flexibility to invest in a variety of financial instruments that could technically be considered commodities, but which do not involve physical commodities, which are the intended focus of the restriction.

A futures contract is a contract to buy or sell    an asset    ,
such as a security, a currency, or a unit of an index, at an agreed upon price at a specified future date. A futures contract sale
   typically     creates an obligation of the seller to deliver the
type of financial instrument called for in the contract at the agreed upon price on the specified date. A futures contract
purchase    typically     creates an obligation of the purchaser to
take delivery of the type of    asset     called for in the contract
at the agreed upon price on the specified date.    Certain futures
contracts, such as index futures, typically involve cash settlement
rather than actual delivery.      Depending on the change in the
value of the commodity between the time the fund enters into and terminates a futures contract, the fund realizes a gain or loss. An
option    or futures contract     gives its holder the right, in
return for a premium paid, to assume a position in a futures
contract         at the specified option exercise price at any time
during the period of the option.   If an option purchased by the
fund expired unexercised, the fund's loss would be limited to the price it paid for the option (known as the "premium"). Where the fund writes an option, however, the fund's loss would not be so limited, and would be equal to the change in the value of the
futures contract position         between the time the fund writes
the option and the option's exercise   , minus the premium    .  In
connection with futures and options transactions, the fund would be required to make initial margin payments and subsequent payments, called "variation margin," each day depending on the value of the fund's position in any such contract.

Futures and options transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlations between movements in the prices of futures and options
and movements in the prices of the underlying    asset that is
the subject of a hedge. The successful use by the fund of futures and options strategies further depends on the ability of Putnam Management to forecast market movements correctly. Other risks arise from the fund's potential inability to close out such positions. There can be no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of futures and options for purposes other than hedging entails greater risks.

   Foreign exchange transactions are subject to many of the risks associated with futures and options. In addition, currencies and exchanges rates may be affected by government actions and other political and economic factors, and foreign settlement procedures may involve risks not present in the fund's domestic investments, such as requirements to take delivery in a foreign country and to pay any costs associated with such delivery.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.F. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO CONCENTRATION OF ITS ASSETS

The Trustees are recommending that the fund's fundamental investment restriction regarding concentration be revised to make it clear that the fund may invest more than 25% of its assets in the securities of the U.S. government, its agencies or instrumentalities. The current restriction states that the fund may not:

    "Invest more than 25% of its    total     assets    in
securities of                           issuers     in any one
                                        industry   except that the
                                        fund may invest more than
                                        25% of its total assets in
                                        securities of issuers in
                                        any industry in the energy
                                        and resources group of
                                        industries.  (The fund will
                                        invest at least 80% of its
                                        net assets at all times in
                                        the securities of companies
                                        principally engaged in the
                                        energy, natural resource
                                        and related areas, as
                                        defined in the prospectus,
                                        except when investing for
                                        defensive purposes.)"

The proposed amended fundamental restriction is set forth below.

    "The fund may not ...

       Invest more than 25% of its total assets in securities
    of issuers     in any one industry   except that the fund
    may invest more than 25% of its total assets in securities of issuers in any industry in the energy and resources group of industries. (The fund will invest at least 80% of its net assets at all times in the securities of companies principally engaged in the energy, natural resource and related areas, as defined in the prospectus, except when investing for defensive purposes.)"

Putnam Management believes that this amendment will make it clear
that the fund may invest in         U.S. government
   securities,     without regard to the 25% limit.  Putnam
Management believes that the current restriction does not prevent the fund from investing in such securities without limit, because
the SEC takes the position that    U.S.     government issuers,
including agencies and instrumentalities    of the U.S.
government    , are not members of any industry.  However, to avoid
any possible ambiguity in the future, Putnam Management believes that this clarification should be made at this time.

   Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

3.G. AMENDING THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION WITH
RESPECT TO UNDERWRITING

The Trustees are recommending that the fund's fundamental investment restriction with respect to underwriting be revised to reflect the current formulation used by many Putnam funds. The fund's current restriction states that the fund may not:

    "Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of its portfolio investments, the fund may be deemed to be an underwriter under federal securities laws."

The proposed amended fundamental investment restriction states that the fund may not:

    "Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under certain federal securities laws."

The proposed amended restriction only limits the fund's ability to underwrite the securities of other issuers; the fund would be able to act as an underwriter with respect to its own securities consistent with the 1940 Act and SEC rules. The restriction would continue to contain an exception for the sale by the fund of its portfolio securities.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund
are present at the meeting in person or by    proxy    .


   3.H    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH RESPECT TO
                                        INVESTMENTS IN ISSUERS THAT
                                        HAVE BEEN IN OPERATION FOR
                                        LESS THAN THREE YEARS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in issuers with limited operating histories, which are sometimes referred to as "unseasoned issuers," be eliminated. The current restriction states that the fund may not:

    "Buy securities of any company that (including its predecessors or controlling persons) has not been in business at least three continuous years, if such investment at the time of purchase would cause more than 5% of the total assets of the fund to be invested in securities of such companies."

The fund originally adopted this restriction to comply with certain state securities requirements, and while the
 restriction is
currently required by         one
state, it
 is not required to be a
fundamental policy.  If this proposal is approved, the Trustees intend to replace this restriction with the following non-
fundamental investment restriction to comply with the remaining
   state     requirement.

    "The fund may not ...

    Invest in    the     securities of an issuer which, together
    with any predecessors, controlling persons, general partners and guarantors, have a record of less than three years' continuous business operation or relevant business experience, if, as a result, the aggregate of such investments would exceed 5% of the value of the fund's net assets; provided, however, that this restriction shall not apply to any obligations of the U.S. government or its instrumentalities or agencies."

The new restriction reflects the current formulation used by many
other Putnam funds.         The restriction will exempt certain U.S.
government securities from its limitations to provide the fund with maximum investment flexibility.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for shareholder approval.

Companies which have been in operation for less than three years
   may     have relatively small equity market capitalizations
(e.g., under $1
billion).
  Although these companies may provide
greater opportunities for    increased investment return    , they
also involve greater risk.  These companies often have limited
product lines, markets or financial resources.  They    securities
of these companies     may trade less frequently and in limited
volume, and only in the over-the-counter market or on a regional
securities exchange.  As a result,    these     securities
may fluctuate in value more than those of larger, more established companies.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.I    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH RESPECT TO
                                        INVESTMENTS IN SECURITIES
                                        OF ISSUERS IN WHICH
                                        MANAGEMENT OF THE FUND OR
                                        MANAGEMENT OR CERTAIN
                                        SHAREHOLDERS OF PUTNAM
                                        MANAGEMENT OWNS SECURITIES

The Trustees are recommending eliminating the fund's fundamental investment restriction which prevents the fund from investing in the securities of issuers in which management of the fund or Putnam
Management or 10% shareholders of Putnam Management   own     a
certain percentage of securities. The current restriction states that the fund may not:

    "Buy or hold securities of any issuer if, to the knowledge of the fund, any officer or Trustee of the fund, Putnam Management or any officer, director or 10% shareholder of Putnam Management owns individually 0.5% of a class of securities of such issuer, and such persons owning 0.5% of such class together owned beneficially more than 5% of such securities."

Certain state securities laws impose restrictions on the fund's ability to invest in certain affliated entities, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the restriction is unnecessarily restrictive and should be eliminated. If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction to comply with the remaining state's requirements.

       The fund may not...

    "Invest in the securities of any issuer, if to the knowledge of the fund, officers and Trustees of the fund and officers and directors of Putnam Management who beneficially own more than 0.5% of the securities of that issuer together own more than 5% of such securities."

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for further shareholder approval.

    If the restriction    were to be     eliminated, the fund would
be able to invest in the securities of any issuer without regard to ownership in such issuer by management of the fund or Putnam
Management, except to the extent prohibited by the fund's investment policies or the 1940 Act.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.J    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH RESPECT TO
                                        MARGIN TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment
restriction with respect to margin transactions         be
eliminated. "Margin transactions" involve the purchase of securities with money borrowed from a broker, with cash or eligible securities being used as collateral against the loan. The current restriction states that the fund may not:

    "Purchase securities on margin [or sell short or write or purchase put options or purchase call options, except that the fund may purchase call options to close out a call option that it has written.]"

The section of the restriction in brackets relating to short sales
is proposed to be amended by proposal    3.K    . and the section of
the restriction in brackets relating to options is proposed to be
eliminated by proposal    3.L    .

The fund originally adopted this restriction to comply with certain
state securities law requirements, and    while     the restriction
is currently required by only         state,    it     is not
required to be a fundamental policy. If the proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental investment restriction to comply with the
remaining    state     requirement          :

    "The fund may not . . .

    Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities, and except that it may make margin payments in connection with financial futures contracts or options."

The new restriction contains an exception for short-term credits necessary for the clearance of securities transactions, which are specifically excluded from the 1940 Act's general prohibition on margin transactions. The restriction also contains an exception for
margin payments in connection with futures and         options
transactions, which is different from that of margin in securities transactions because it does not involve the borrowing of funds to finance the transactions. Rather, such margin payments are similar to a performance bond or good faith deposit which would be returned to the fund upon termination of the contract, assuming all contractual obligations have been satisfied.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for further shareholder approval. The fund's potential use of margin transactions beyond transactions in financial futures and options and for the clearance of purchases and sales of securities, including the use of margin in ordinary securities transactions, is generally limited by the current position taken by the Staff of the SEC that margin transactions with respect to securities are prohibited under Section 18 of the 1940 Act because they create senior securities. The fund's ability to engage in margin transactions is also limited by its investment policies, which
   generally     permit the fund to borrow money in limited
circumstances        .

   Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.



   3.K    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH RESPECT TO
                                        SHORT SALES

The Trustees are recommending that the fund's fundamental investment restriction with respect to short sales be eliminated. The current restriction
 states that the fund may not:

    "[Purchase securities on margin] or sell short [or write or purchase put options or purchase call options, except that the fund may purchase call options to close out a call option that
    it has written       ].   "

The section of the restriction in brackets relating to margin transactions is proposed to be amended by proposal 3.I. and the section of the restriction in brackets relating to options is
proposed to be eliminated by proposal    3.L    .

The fund originally adopted this restriction to comply with certain state securities law requirements, and while the restriction is currently required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to replace this fundamental restriction with the following non-fundamental restriction:

    "The fund may not ...

    Make short sales of securities or maintain a short position for the account of the fund unless at all times when a short position is open it owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and in equal amount to, the securities sold short."

Under the proposed new    non-fundamental     restriction, the fund
would be permitted to enter into short sales where the fund owns or has the right to acquire at no added cost securities identical to those sold short (an investment technique known as a short sale "against the box"). Putnam Management believes that this enhanced investment flexibility could assist the fund in meeting its objective, as short sales "against the box" may be used to hedge against a decline in the value of securities held by the fund. The fund would not be permitted to engage in short sales other than short sales "against the box."

   By     making this policy non-fundamental           ,     the
fund    will be able     to modify or eliminate the
restriction to increase         investment flexibility without the
need for         shareholder approval.


In
 a typical short
sale,
 the fund borrows securities from a broker that it anticipates will decline in value in order to sell to a third party. The fund becomes obligated to return securities of the same issue and quantity at some future date, and it realizes a loss to the extent the securities increase in value and a profit to the extent the securities decline in value (after including any associated costs). Since the value of a particular security can increase without limit, the fund could potentially realize losses with respect to short sales that are not "against the box" that are significantly greater than the value of the securities at the time they are sold short.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.


   3.L    . ELIMINATING THE FUND'S FUNDAMENTAL INVESTMENT
RESTRICTION WITH
    RESPECT TO OPTIONS TRANSACTIONS

The Trustees are recommending that the fund's fundamental investment restriction with respect to options transactions be eliminated. The current restriction states that the fund may not:

    "[Purchase securities on margin or sell short] or write or purchase put options or purchase call options, except that the fund may purchase call options to close out a call option that it has written"].

The section of the restriction in brackets relating to margin transactions is proposed to be amended by proposal 3.I. and the section of the restriction in brackets relating to short sales is proposed to be eliminated by proposal 3.J.

Certain state securities laws impose limitations on the fund's ability to engage in options transactions, but these limitations are
less restrictive than the fund's current restriction   , even as
proposed to be amended by those proposals,     and are not required
to be contained in a fundamental policy. For these reasons, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated.

If this proposal is approved, the fund will be able to engage in a variety of options transactions for hedging purposes and to increase investment return. Putnam Management believes that this enhanced flexibility could assist the fund in achieving its investment objective.

A call option gives the holder the right to purchase, and obligates
the writer to sell,    an asset, such as     a security, a currency
or a unit of an index, at the exercise price    prior to or on
the expiration date.  A put option gives the holder the right to
sell, and obligates the writer to buy,    an asset     a currency or
a unit of an index at the exercise price    prior to or on     the
expiration date.  In order for a put option purchased by the fund to
be profitable, the market price of the underlying    asset     must
decline sufficiently below the exercise price to cover the premium and transaction costs paid by the fund. In order for a call option purchased by the fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price
to cover the premium and transaction costs paid by the fund.    If
an option expires unexercised, the fund will receive nothing for its premium payment.

When the fund writes a call option, it gives up the opportunity to
profit from any increase in the price of    an asset     above the
exercise price of the option; when it writes a put option, the fund
takes the risk that it will be required to purchase    an asset
from the option holder at a price above the current market price of
   that asset    .  The fund receives a premium for writing a call
or a put option (representing the cost of the option), which increases the return if the option expires unexercised or is closed out at a net profit.

The successful use of options depends on the ability of Putnam Management to forecast correctly interest rate and market movements. The effective use of options also depends on the fund's ability to terminate option positions at times when Putnam Management deems it desirable to do so. There is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price. Disruptions such as trading interruptions or
restrictions on option exercise in the markets for securities    and
other assets     underlying options purchased or sold by the fund
could result in losses on an option, including the entire investment
   by     the fund in the option.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.M    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WHICH LIMITS
                                        THE FUND'S ABILITY TO
                                        PLEDGE ASSETS

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's ability to pledge its assets be eliminated. The current restriction states that the fund may not:

    "Mortgage or pledge any of its assets, except in connection with the writing of call options covering such securities and except that up to 5% of the market value of its total assets may be mortgaged or pledged in connection with borrowings permitted by restriction 1 above." [Restriction 1 referred to in this restriction allows the fund to borrow money in an amount up to 10% of its total assets to meet redemption requests or for other extraordinary or emergency purposes.]

Certain state securities laws impose restrictions on the fund's
ability to    pledge its assets    , but these limitations are less
restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For these reasons, Putnam
Management believes that the    fund's current     restriction is
unnecessarily restrictive and should be eliminated. If the proposal
is approved, the Trustees intend to replace this         restriction
with the following non-fundamental investment restriction to comply with current state requirements:

    "The fund may not ...

    Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of its total assets (taken at cost) in connection with permitted borrowings."

This proposal would    enable     the    fund     to pledge
up to one-third of its total assets        in connection with
   fund     borrowings; other activities which could be deemed to be
pledges or other encumbrances, such as collateral arrangements with
respect to certain forward commitments,    futures contracts and
options transactions,     will not be restricted.

    Putnam Management believes that the enhanced flexibility could assist the fund in achieving its investment objective. Further, Putnam Management believes that the fund's current limits on pledging may conflict with the fund's ability to borrow money to meet redemption requests or for extraordinary or emergency purposes. This conflict arises because banks may require borrowers such as the fund to pledge assets in order to collateralize the amount borrowed. These collateral requirements are typically for amounts at least equal to, and often larger than, the principal amount of the loan.
   If     the fund needed to borrow the maximum amount permitted by
its policies (currently    5%     of its    total     assets), it
might be possible that a bank would require collateral in excess of
5% of the fund's    total assets.  Thus, the current restriction
could     have the effect of reducing the amount that the fund may
borrow in these situations.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for further shareholder approval.

Pledging assets does entail certain risks. To the extent that the fund pledges its assets, the fund may have less flexibility in liquidating its assets. If a large portion of the fund's assets were involved, the fund's ability to meet redemption requests or other obligations could be delayed.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.N    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH  RESPECT
                                        TO INVESTMENTS IN
                                        RESTRICTED SECURITIES

The Trustees are recommending that the fund's fundamental investment restriction which limits the fund's investments in securities
subject to restrictions on resale   ,     which are known as
"restricted securities", be eliminated. The current fundamental investment restriction states that the fund may not:

    "Purchase securities restricted as to resale, if, as a result, such investments would exceed 15% of the value of the fund's net assets, excluding restricted securities that have been determined by the Trustees of the fund (or the person designated by them to make such determinations) to be readily marketable."

Putnam Management believes the restriction is unnecessary in light of current regulatory requirements and the fund's current investment policies, which prohibit the fund from investing more than 15% of its net assets in any combination of (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the fund (or the person designated by the Trustees of the fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days. Unlike the current fundamental investment restriction, the fund's non-fundamental investment restriction applies to all types of illiquid
   securities    , not just restricted securities   , as well as
certain repurchase agreements    .

Putnam Management believes that the fund may benefit from the added flexibility of having the fund's policy with respect to illiquid securities contained in a single non-fundamental investment
restriction.     The fund would have maximum flexibility     to
respond         quickly to legal, regulatory and market developments
regarding illiquid securities          . If the restriction were no
longer required, the could modify or eliminate the restriction to increase the fund's investment flexibility without the need for shareholder approval.

To the extent the fund invests in illiquid    investments    , the
fund may encounter difficulty in determining the fair value of such
   investments     for purposes of computing net asset value.  In
addition, the fund could encounter difficulty in satisfying redemption requests within seven days if it could not readily
dispose of    its illiquid investments    .

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3
 .O    .
    ELIMINATING THE FUND'S
    FUNDAMENTAL INVESTMENT
    RESTRICTION WITH RESPECT TO
    INVESTMENTS IN WARRANTS

The Trustees are recommending that the fund's fundamental investment restriction with respect to investment in warrants be eliminated.
The restriction states that the fund may not:

    "Invest more than 5% of its total assets in warrants or more than 2% of its total assets in warrants not listed on a national securities exchange."

Certain state securities laws impose restrictions on the fund's ability to invest in warrants, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. These state limitations do
not limit the fund's ability to    hold     in warrants attached to
securities acquired by the fund, while the fund's current
restriction could be read to limit such investments.   If the
proposal is approved, the Trustees intend to replace the current restriction with the following non-fundamental investment restriction to comply with current state requirements:

    "The fund may not . . .

    Invest in warrants (other than warrants acquired by the fund as part of a unit or attached to securities at the time of purchase) if, as a result, such investments (valued at the lower of cost or market) would exceed 5% of the value of the fund's net assets; provided that not more than 2% of the fund's net assets may be invested in warrants not listed on the New
    York or American Stock    Exchange    ."

The new restriction would provide the fund with maximum flexibility under applicable law to invest in warrants by allowing the fund to hold warrants acquired as part of a unit or attached to any other type of securities, without regard to any investment limit. Putnam Management believes that the enhanced investment flexibility could assist the fund in achieving its investment objective.

   A warrant is a right to buy a security or a unit of an index at a specified price during a specified period. In general, the holder of a warrant realizes a gain to the extent the value of the underlying security or unit rises above the exercise price of a warrant, and the holder realizes a loss equal to the value of the price paid for the warrant if the warrant expires unexercised. Investing in warrants involves risks similar to those involved in purchasing options, including the risk that Putnam Management may not forecast market movements correctly. In addition, the terms of warrants may limit the fund's ability to exercise a warrant at such time, or in such quantities, as the fund would otherwise desire.

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for further shareholder approval.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.



   3.P    .                             ELIMINATING
                                         THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH RESPECT TO
                                           INVESTMENTS IN
                                        CERTAIN OIL, GAS AND
                                        MINERAL
                                        INTERESTS


The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in oil, gas and mineral
leases, rights or royalty contracts be eliminated. The current restriction states that the fund may not:

    "Invest directly in interests in oil, gas or other mineral leases or exploration or development programs (but the fund may invest in companies investing in or engaged in such endeavors)."


   Putnam Management believes that the current
oil, gas and
mineral    interest restriction
 is unnecessarily restrictive, and
could prevent the fund from investing in certain opportunities to the fullest extent that Putnam Management believes would best serve the fund's investment objective. The fund originally adopted the
restriction      to comply with certain state securities law
requirements          , and while     the restriction is currently
required by one state, it is not required to be a fundamental policy. If this proposal is approved, the Trustees intend to adopt
the following non-fundamental restriction         to comply with the
remaining    state     requirement:


    "The
     fund may not . . .


    "Buy
     or sell oil, gas or other mineral leases, rights or
    royalty contracts, although it may purchase securities which represent interests in, are secured by interests in, or which are issued by issuers which deal in, such leases, rights or contracts, and it may acquire and dispose of such leases, rights or contracts acquired through the exercise of its rights as a holder of debt obligations secured thereby."
         If the proposal is approved, the fund will be able to invest in a variety of securities the value of which is dependent
upon the value of oil, gas and mineral interests   , many in which
the fund may already invest    . Also, in certain limited
circumstances, the fund will be permitted to directly own oil, gas and mineral interests as a result of the exercise of its rights in
connection with         obligations it owns.   In such cases, the
ability to acquire and dispose of such interests may serve to
protect the fund during times where an issuer of    such
securities is unable to meet its obligations.

Investments in oil, gas and other mineral leases, rights or royalty contracts and in securities which derive their value in part from such instruments, entail certain risks. The prices of these investments are subject to substantial fluctuations, and may be affected by unpredictable economic and political circumstances such as social, political or military disturbances, the taxation and regulatory policies of various governments, the activities and policies of OPEC (an organization of major oil producing countries), the existence of cartels in such industries, the discovery of new reserves and the development of new techniques for producing, refining and transporting such materials and related products, the development of new technology, energy conservation practices, and the development of alternative energy sources and alternative uses
for such materials and related products.    In addition, in order to
enforce its rights in the event of a default of these securities, the fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the securities. This could increase the fund's operating expenses and adversely affect the fund's net asset value.


By making this policy non-fundamental, the Fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for further shareholder approval.


Required
 vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.



   3.Q    .                             ELIMINATING THE FUND'S
FUNDAMENTAL INVESTMENT RESTRICTION WITH            RESPECT TO
                                                   INVESTMENTS IN
                                                   OTHER INVESTMENT
                                                   COMPANIES.

The Trustees are recommending that the fund's fundamental investment restriction with respect to investments in other investment
companies be eliminated        .  The current restriction states
that the fund may not:

    "Purchase securities of any other investment company, except in the open market in transactions involving no commission or profit to a sponsor or dealer (other than the customary
    broker's commission) or as part of a merger, consolidation or
    other    reorganization    ."

The 1940 Act and certain state securities laws impose limitations on the fund's ability to invest in other investment companies, but these limitations are less restrictive than the fund's current restriction and are not required to be contained in a fundamental policy. For these reasons, Putnam Management believes that the current restriction is unnecessarily restrictive and should be eliminated. If the proposal is approved, the Trustees intend to replace the current restriction with the following non-fundamental investment restriction to comply with current requirements:

    "The fund may not . . .

    "Invest in the securities of registered open-end investment companies, except as they may be acquired as part of a merger or consolidation or acquisition of assets or by purchases in the open market involving only customary brokers' commissions."

        Under the new restriction, the fund would have the ability to invest in investment vehicles (other than registered open-end
investment companies), such as unit investment trusts,    which
may be registered investment companies under the 1940 Act, to the extent consistent with applicable law and the fund's investment policies. Such pass-through entities may involve duplication of some fees and expenses, but may also provide attractive investment opportunities The fund would continue to have the ability to enter
into combinations with another open-end investment    company
through a merger, consolidation or acquisition of assets, and to invest in other open-end investment companies by open-market purchases. Of course, any such combination transaction or investment by the fund would be subject to the restrictions imposed
under the 1940 Act    in effect from time to time, Putnam Management
believes that the enhanced flexibility could assist the fund in
achieving its investment objective    .

By making this policy non-fundamental, the fund will have the
ability to modify or eliminate the    restriction     if no longer
required to increase investment flexibility without the need for further shareholder approval.


   Required
 vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

   3.R    .                             ELIMINATING THE FUND'S
                                        FUNDAMENTAL INVESTMENT
                                        RESTRICTION WITH     RESPEC
                                                             T TO
                                                             PARTIC
                                                             IPATIN
                                                             G IN
                                                             TRADIN
                                                             G
                                                             ACCOUN
                                                             TS.

The Trustees are recommending that the fund's fundamental investment restriction which prohibits the fund from participating in trading accounts be eliminated. The current restriction states that the fund may not

    "Participate, on a joint or joint and several basis, in any trading account in securities."

Since the fund's trading account activity is specifically regulated under the 1940 Act, Putnam Management believes an express restriction is unnecessary and, therefore, the restriction should be eliminated.

Affiliated investment companies often maintain joint trading accounts for the purpose of pooling cash balances to invest in short
term instruments       .  Under current law, the fund would be
required to obtain an exemptive order from the SEC to engage in such activities. Approval of the proposal would permit the fund to implement arrangements involving joint trading accounts without
shareholder approval by obtaining exemptive relief.    In fact, the
Putnam funds have obtained exemptive relief enabling them to participate in joint trading accounts in respect of repurchase
agreements.      In addition, removing the restriction will enable
to fund to respond more quickly to legal and regulatory developments relating to trading accounts without the need for further shareholder approval.

Required vote. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund, or (2) 67% or more of the shares of the fund present at the meeting if more than 50% of the outstanding shares of the fund are present at the meeting in person or by proxy.

Further Information About Voting and the Shareholder Meeting

Quorum and Methods of Tabulation. Thirty percent of the shares entitled to vote -- present in person or represented by proxy -- constitutes a quorum for the transaction of business with respect to any proposal at the meeting (unless otherwise noted in the proxy statement). Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the meeting will be counted by persons appointed by your fund as tellers for the meeting.

The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. With respect to the election of Trustees and selection of auditors, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to any other proposals, abstentions and broker non-votes have the effect of a negative vote on the proposal.

Other business. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxies in the enclosed form of proxy.

Simultaneous meetings. The meeting of shareholders of your fund is called to be held at the same time as the meetings of shareholders of certain of the other Putnam funds. It is anticipated that all meetings will be held simultaneously. If any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment.

Solicitation of proxies. In addition to soliciting proxies by mail, Trustees of your fund and employees of Putnam Management, Putnam Fiduciary Trust Company, and Putnam Mutual Funds may solicit proxies in person or by telephone. Your fund may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Your fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. Your fund is unaware of any such challenge at this time. Shareholders would be called at the phone number Putnam Investments has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect.

Your fund's Trustees have adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting.

Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Your fund has retained at its expense D. F. King & Co., Inc., 77 Water Street, New York, New York 10005, to aid in the solicitation of instructions for nominee and registered accounts for a fee not to exceed $5,000 plus reasonable out-of-pocket expenses.

Revocation of proxies. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Clerk of your fund, by properly executing a later-dated proxy or by attending the meeting and voting in person.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders. Your fund's Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and your fund does not currently intend to hold such a meeting in 1997. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by your fund within a reasonable period of time prior to any such meeting.

Adjournment. If sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such proposals. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against any such adjournment those
proxies required to be voted against         such proposals.  Your
fund pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the meeting may be acted upon and considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Financial information. Your fund will furnish, without charge, to you upon request a copy of the fund's annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to Putnam Investor Services, P.O. Box 41203, Providence, RI 02940-1203 or 1-800-225-1581.

Further Information About Your Fund

Limitation of Trustee liability. The Agreement and Declaration of Trust of your fund provides that the fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the fund, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the fund or that such indemnification would relieve any officer or Trustee of any liability to the fund or its shareholders arising by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Your fund, at its expense, provides liability insurance for the benefit of its Trustees and officers.

Audit and Nominating Committees. The voting members of the Audit Committee of your fund include only Trustees who are not "interested persons" of the fund or by reason of any affiliation with Putnam Investments and its affiliates. The Audit Committee currently consists of Messrs. Estin (Chairman), Perkins (without vote), Putnam, III (without vote), Shapiro, Smith (without vote), and Ms. Kennan. The Nominating Committee consists only of Trustees who are not "interested persons" of your fund or Putnam Management. The Nominating Committee currently consists of Dr. Pounds and Ms. Kennan (Co-chairpersons), Ms. Baxter, and Messrs. Estin, Hill, Patterson, Shapiro, and Thorndike.

Officers and other information. In addition to George Putnam and Lawrence J. Lasser, the officers of your fund are as follows:

                                                     Year first
                                                     elected to
Name (age)                Office                     office
- -----------------------------------------------------------------
Charles E. Porter (57)    Executive Vice President      1989
Patricia C. Flaherty (49) Senior Vice President         1993
John D. Hughes (61)       Senior Vice President
                            & Treasurer                 1987
Gordon H. Silver (48)     Vice President                1990
   Brett C. Browchuk (33) Vice President             1994
Peter    Carman     (54)  Senior Managing Director      1994
Thomas V. Reilly (49)     Managing Director             1986
Jeanne L. Mockard* (32)   Senior Vice President         1994
William N. Shiebler** (54)                           Vice President    1991
John R. Verani (56)       Vice President                1987
Paul M. O'Neil (42)       Vice President                1992
Beverly Marcus (51)       Clerk                         1981
- -----------------------------------------------------------------
*  The fund's portfolio manager
** President of Putnam Mutual Funds

All of the officers of your fund are employees of Putnam Management or its affiliates. Because of their positions with Putnam Management or its affiliates or their ownership of stock of Marsh & McLennan Companies, Inc., the parent corporation of Putnam Management and Putnam Mutual Funds, Messrs. Putnam, George Putnam, III, Lasser and Smith (nominees for Trustees of your fund), as well as the officers of your fund, will benefit from the management fees, distribution fees, underwriting commissions, custodian fees, and investor servicing fees paid or allowed by the fund.

Assets and shares outstanding of your fund
as of    May 3,     1996

Net assets                                      $228,280,442


Class A shares outstanding
and authorized to vote                      9,240,537 shares

Class B shares outstanding
and authorized to vote                      3,204,225 shares

Class M shares outstanding
and authorized to vote                        100,568 shares

   5% beneficial ownership of your fund
as of April 30, 1996

Persons beneficially owning more than 5%
of the fund's class A shares                            NONE

Persons beneficially owning more than 5%
of the fund's class B shares                            NONE

Persons beneficially owning more than 5%
of the fund's class M shares                            NONE

PUTNAMINVESTMENTS
The Putnam Funds

One Post Office Square
Boston, Massachusetts 02109
Toll-free 1-800-225-1581

PUTNAMINVESTMENTS

This is your PROXY CARD.

Please vote this proxy, sign it below, and return it promptly in the envelope provided. Your vote is important.

HAS YOUR ADDRESS CHANGED?
Please use this form to notify us of any change in address or telephone number or to provide us with your comments. Detach this form from the proxy ballot and return it with your signed proxy in the enclosed envelope.

Street
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City                                            State           Zip
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Telephone
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DO YOU HAVE ANY COMMENTS?

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DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy as soon as possible. A postage-paid envelope is enclosed for your convenience.

THANK YOU!
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Please fold at perforation before detaching

Proxy for a meeting of shareholders, July 31, 1996, for Putnam
Natural Resources Fund.

This proxy is solicited on behalf of the Trustees of the fund.

The undersigned shareholder hereby appoints George Putnam, Hans H. Estin, and Robert E. Patterson, and each of them separately, proxies, with power of substitution, and hereby authorizes them to represent and to vote, as designated below, at the meeting of shareholders of Putnam Natural Resources Fund on July 31, 1996, at 2:00 p.m., Boston time, and at any adjournments thereof, all of the shares of the fund that the undersigned shareholder would be entitled to vote if personally present.

If you complete and sign the proxy, we'll vote it exactly as you tell us.  If you simply sign the proxy, it will be voted FOR electing Trustees as set forth in Proposal 1 and FOR Proposals 2 and
3.A.-   R    .  In their discretion, the Proxies will also be
authorized to vote upon such other matters that may come before the meeting.

Note: If you have questions on any of the proposals, please call
    1-800-225-1581.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY.

Please sign your name exactly as it appears on this card. If you are a joint owner, each of you should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

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Shareholder sign here                                   Date

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Co-owner sign here                                      Date

THE TRUSTEES RECOMMEND A VOTE FOR ELECTING ALL OF THE NOMINEES FOR TRUSTEES AND FOR THE PROPOSALS LISTED BELOW:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

                                       VOTE ON TRUSTEES
                                       FOR WITHHOLD FOR ALL
                                       ALL       ALL       EXCEPT
1.  Proposal to elect Trustees         /  /      /  /      /  /
    The nominees for Trustees are:
    J.A. Baxter, H.H. Estin,
    J.A. Hill, R. J. Jackson,
    E.T. Kennan, L.J. Lasser,
    R.E. Patterson, D.S. Perkins,
    W.F. Pounds, G. Putnam,
    G. Putnam, III, E. Shapiro,
    A.J.C. Smith, W.N. Thorndike.

- -------------------------------------------------------------
To withhold authority to vote for one or more of the nominees, check the "FOR ALL EXCEPT" box to the right and write those nominees' names above:



PROPOSAL TO:                 VOTE ON PROPOSALS

2.  Ratify the selection     FOR       AGAINST        ABSTAIN
    of Price Waterhouse LLP  /  /      /  /           /  /
    as auditors.

3.A.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to
    diversification of
    investments.

3.B.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to
    investments in the securities
    of a single issuer.

3.C.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to making
    loans through purchases
    of debt obligations,
    repurchase agreements
    and securities loans.

3.D.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to investments
    in real estate.


3.E.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to
    commodities transactions.

3.F.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to
    concentration of its
    assets.

3.G.   Amend the             /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to invest-
    underwriting.

3.H.     Amend the                /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to invest-
    ment in issuers that have
    been in operation for
    less than three years.

3.I.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to
    investments in securities
    of issuers in which
    management of the fund or
    Putnam Investment Management,
    Inc. owns securities.

3.J.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to margin
    transactions.

3.K.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to short sales.


3.L.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to options
    transactions.

3.M.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    which limits the fund's
    ability to pledge assets.

3.N.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to investments
    in restricted securities.

3.O.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to investments
    in warrants.

3.P.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to investments
    in certain
    oil, gas, and mineral
    interests.

3.Q.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to investments
    in other investment
    companies.

3.R.     Eliminate the            /  /      /  /           /  /
    fund's fundamental
    investment restriction
    with respect to
    participating in
    trading accounts.